eXHIBIT 10.2

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of March 30, 2023, is by and among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A)
The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Agent are party to a Credit Agreement, dated as of December 21, 2021 (as amended by the First Amendment to Credit Agreement, dated as of April 22, 2022, the Waiver and Second Amendment to Credit Agreement, dated as of September 1, 2022, the Joinder and Third Amendment to Credit Agreement, dated as of September 30, 2022, the Fourth Amendment to Credit Agreement, dated as of December 5, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B)
Pursuant to the terms of Section 11.1(xi), the Borrower’s Permitted Secured Metals Lease Obligations in an aggregate principal amount outstanding at any time may not exceed $40,000,000 on more than five separate occasions in any Fiscal Year;
C)
The Borrower has informed the Agent that Borrower has exceeded $40,000,000 of Permitted Secured Metals Lease Obligations on more than five separate occasions in the 2022 Fiscal Year in violation of Section 11.1(xi)and, pursuant to Section 13.1(e), such violation is an Event Default under the Credit Agreement;
D)
The Borrower has requested that the Agent and the Lenders waive the Event of Default under Section 11.1(xi) and amend Section 11.1(xi) pursuant to the terms and conditions set forth herein;
E)
The Borrower desires to modify certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein; and
F)
The Agent and the Lenders are willing to agree to the requested waiver and the modifications contained in this Amendment, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Credit Agreement.
2.
Waiver. The Agent and the Lenders party hereto hereby waive the Borrower’s technical Event of Default under Section 11.1(xi) of the Credit Agreement. Except as set forth herein, the execution of this Amendment by the Agent and the Lenders party hereto does not and shall not constitute a waiver of any other provision set forth in the Credit Agreement or the other Loan Documents or a consent to any other Acquisition that does not qualify as a Permitted Acquisition.
3.
Amendments to Credit Agreement.
i.
The following defined terms are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

““Fifth Amendment” means the Waiver and Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, and Agent.”

““Fifth Amendment Effective Date” means March 30, 2023.”

ii.
Clause (q) of the definition of “Permitted Acquisition” is hereby amended and restated in its entirety as follows:

“(q) Borrower and its domestic Wholly-Owned Subsidiaries shall not consummate more than four (4) Acquisitions and Investments permitted under Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions where the aggregate consideration paid in connection with the Acquisition is less than or equal to $10,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided that, Borrower and its domestic Wholly-Owned Subsidiaries shall not consummate more than one (1) Acquisition or Investments permitted under Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Acquisition or Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), without the prior approval of the Required Lenders;”

iii.
Section 11.11(xv)(E) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(E) the Loan parties shall not consummate more than four (4) Permitted Acquisitions and Investments permitted under this Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions where the aggregate consideration paid in connection with the Acquisition is less than or equal to $10,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided that, the Loan Parties shall not consummate more than one (1) Permitted Acquisition or Investment permitted under this Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Permitted Acquisition or

Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)) without the prior approval of the Required Lenders; provided further that, the aggregate consideration paid in connection with any single Permitted Acquisition (or series of related Acquisitions) shall not be greater than $200,000,000 in the aggregate (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith).”

iv.
Schedule 1.1(E) (Approved Carriers) to the Credit Agreement is hereby replaced with the form of Attachment A to this Amendment.
v.
Section 11.1(xi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(xi) Permitted Secured Metals Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $40,000,000; provided that an aggregate principal amount outstanding of Permitted Secured Metals Lease Obligations in excess of $40,000,000 shall not be a violation of this Section 11.1(xi) if cured within one business day after receiving notice by the Agent of such excess;”

4.
Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 3 above.
5.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
6.
Payment of Costs and Fees. Borrower shall reimburse Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Amendment and any related Loan Documents.
7.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Agent and the Lenders:
i.
Borrower, the Loan Parties party hereto, the Lenders party hereto, and Agent shall have executed and delivered this Amendment to Agent.
ii.
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.

iii.
Borrower shall have paid all fees required to be paid pursuant to Paragraph 6hereof.
iv.
Borrower shall have provided to Agent such other items and shall have satisfied such other conditions as may be reasonably required by Agent or any Lender party hereto.
8.
Post-Closing Obligations. Within 90 days of the Fifth Amendment Effective Date, Borrower shall have executed and delivered a Carrier Control Agreement, by and between Borrower and United States Armored Company, to Agent.
9.
Representations, Warranties and Covenants. Each Loan Party represents, warrants and covenants to Agent and the Lenders that:
i.
No Default or Event of Default under any of the Loan Documents, after giving effect to this Amendment, has occurred and is continuing.
ii.
After giving effect to the amendments and waivers provided for in this Amendment, each and all representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
iii.
No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.
iv.
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with their terms.
v.
Each Loan Party validly exists under the laws of the State of Delaware, and has the requisite power and authority to execute and deliver this Amendment and to perform the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Loan Party that is a party hereto. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto.
10.
Miscellaneous. Section 15.8 (Governing Law), Section 15.20 (Forum Selection and Consent to Jurisdiction) and Section 15.21 (Waiver of Jury Trial) of the Credit Agreement are incorporated mutatis mutandis.
11.
No Novation. Nothing in this Amendment shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
12.
Claims Release. Each Loan Party hereby fully, finally and forever releases, waives, and discharges Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Loan Party has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loan and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by, such Releasee of this Amendment, or (y) any Claims resulting from such Releasee’s gross negligence, willful misconduct or bad faith as determined by a final, non-appealable judgment of a court of competent jurisdiction.
13.
Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
14.
Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. This Amendment shall constitute a Loan Document.

Borrower:

A-MARK PRECIOUS METALS, INC.
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

SUBSIDIARY GUARANTORS:

CFC ALTERNATIVE INVESTMENTS, LLC
By: its sole member, A-Mark Precious Metals, Inc.
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

AM IP ASSETS, LLC
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

A-M GLOBAL LOGISTICS, LLC
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

COLLATERAL FINANCE CORPORATION
By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC
By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM&ST ASSOCIATES, LLC
By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

GOLDLINE, INC.
By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM SERVICES, LLC
By:	/s/ Gregory N. Roberts
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

JM BULLION, INC.
By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

GOLD PRICE GROUP
By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

SILVER.COM, INC.
By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

PROVIDENT METALS CORP
By:	/s/ Michael Wittmeyer
Name:	Michael Wittmeyer
Title:	President

BUY GOLD AND SILVER CORP
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

MARKSMEN HOLDINGS, LLC
By:	/s/ Thor Gjerdrum
Name:	Thor Gjerdrum
Title:	President

AGENT:

CIBC BANK USA
By:	/s/ Jason J. Simon
Name:	J.J. Simon
Title:	Managing Director

PREMIER VALLEY BANK, as a Lender
By:	/s/ Gary Fowler
Name:	Gary Fowler
Title:	Managing Director

AXOS BANK, as a Lender
By:	/s/ Marc Kantor
Name:	Marc Kantor
Title:	SVP

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender
By:	/s/ Cory Christofferson
Name:	Cory Christofferson
Title:	SVP

ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST, as a Lender
By:	/s/ Tomas Jost
Name:	Tomas Jost
Title:	SVP

FIRST FOUNDATION BANK, as a Lender
By:	/s/ Joe Kucik
Name:	Joe Kucik
Title:	SVP

HSBC BANK USA, N.A., as a Lender
By:	/s/ Scott Yeager
Name:	Scott Yeager
Title:	Managing Director, FIG

TEXAS CAPITAL BANK, as a Lender
By:	/s/ Megan Perkins
Name:	Megan Perkins
Title:	Vice President

BROWN BROTHERS HARRIMAN & CO., as a Lender
By:	/s/ Lewis J. Hart
Name:	Lewis J. Hart
Title:	Managing Director

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender
By:	/s/ Alex Zabrodsky
Name:	Alex Zabrodsky
Title:	Vice President

By:	/s/ Edward Santos
Name:	Edward Santos
Title:	Executive Director

Attachment A

Schedule 1.1E

Approved Carriers

Carrier	Limit
Brink’s Global Services International Inc.	$50,000,000
IBI Armored Services, Inc.	$20,000,000
Loomis Armored Transport	$50,000,000
United States Armored Company	$32,000,000